PARTICIPATION AGREEMENT

Among

RYDEX VARIABLE TRUST,

RYDEX DISTRIBUTORS, INC.

and

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

DATED AS OF

MAY 1, 2002

THIS AGREEMENT, made and entered into as of the 1st day of May, 2002 by and among FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK (hereinafter the “Company”), a New York Corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the “Account”), RYDEX VARIABLE TRUST (hereinafter the “Trust”), a Delaware business trust, and RYDEX DISTRIBUTORS, INC. (hereinafter the “Underwriter”), a Maryland corporation.

WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as (i) the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and individual and group annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as “Variable Insurance Products”) and (ii) the investment vehicle for certain qualified pension and retirement plans (hereinafter “Qualified Plans”); and

WHEREAS, insurance companies desiring to utilize the Trust as an investment vehicle under their Variable Insurance Products enter into participation agreements with the Trust and the Underwriter (the “Participating Insurance Companies”);

WHEREAS, beneficial interests in the Trust are divided into several series of interests or shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement as evidenced by Schedule A, as may be amended from time to time by mutual agreement of the parties hereto (each such series is hereinafter referred to as a “Fund”); and

WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission, dated February 25, 1999 (File No. 812‑11344), granting Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the “1940 Act”), and Rules 6e‑2(b)(15) and 6e‑3(T)(b)(15) thereunder, to the extent necessary to permit shares of a Fund to be sold to and held by Variable Insurance Product separate accounts of both affiliated and unaffiliated life insurance companies and Qualified Plans (hereinafter the “Shared Funding Exemptive Order”); and

WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the “1933 Act”); and

WHEREAS, the Underwriter is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the “1934 Act”), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter “NASD”) and serves as principal underwriter of the shares of the Trust; and

WHEREAS, the Company has registered or will register certain Variable Insurance Products under the 1933 Act; and

WHEREAS, each Account-is a duly organized, validly existing segregated asset account, established by resolution or under authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforementioned Variable Insurance Products; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Funds on behalf of each Account to fund certain of the aforementioned Variable Insurance Products and the Underwriter is authorized to sell such shares to each such Account at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust and Underwriter each agree as follows:

ARTICLE I.  Purchase of Trust Shares

1.1. The Trust agrees to make available for purchase by the Company shares of the Trust and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Trust or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Company uses its best efforts to deliver the order to the Trust by 9:00 a.m. Eastern time on the next following Business Day, and provided further that the final order is received by the Trust not later than 9:30 a.m. on such Business Day. “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

1.2. The Trust, so long as this Agreement is in effect, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Trust shall use it’s best efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (hereinafter the “Board”) may refuse to permit the Trust to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Fund.

1.3. The Trust agrees that shares of the Trust will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans all in accordance with the requirement of Section

817(h)(l) of the Internal Revenue Code of 1986, as amended (“Code”) and Treasury regulation 1.817‑5(t). No shares of any Fund will be sold to the general public.

1.4. The Trust will not make its shares available for purchase by any insurance company or separate account unless an agreement containing provisions substantially the same as in Section 1.3 of Article I, Section 2.4 of Article II, Section 3.5 of Article III, Article VI and Article VII of this Agreement is in effect to govern such sales.

1.5. The Trust agrees to redeem for cash, on the Company’s request, any full or fractional shares of a Trust held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. Subject to and in accordance with applicable laws, and subject to written consent of the Company, the Trust may redeem shares for assets other than cash. For purposes of this Section 1.5, the Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Company uses its best efforts to deliver the order to the Trust by 9:00 a.m. Eastern time on the next following Business Day, and provided further that the final order is received by the Trust not later than 9:30 a.m. on such Business Day. Payment by the Trust of redemption proceeds shall be made to the Company in federal funds transmitted by wire by p.m. Eastern time on the Business Day that the Trust receives actual notice of an order to redeem, provided however, that the Trust reserves the right to postpone the date of payment in accordance with the 1940 Act.

1.6. The Company agrees that purchases and redemptions of Fund shares offered by the then current prospectus of the Trust shall be made in accordance with the provisions of such prospectus, provided however, that the provisions of the then current Fund prospectus will not be deemed to alter any provision of Section 1.1 or 1.5. The Variable Insurance Products issued by the Company, under which amounts may be invested in the Trust (hereinafter the “Contracts”), are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto.

1.7. The Company shall pay for Trust shares on the Business Day that it receives actual notice of a purchase order. Payment shall be in federal funds transmitted by wire by 3 p.m. Eastern. For purposes of Section 2.9 and 2.10, upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust.

1.8. Issuance and transfer of the Trust’s shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Trust will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9. The Trust shall furnish same day notice (by electronic means, wire or telephone, followed by written confirmation) to the Company, by 6:30 p.m. Eastern time, of any income, dividends or capital gain distributions payable on Fund shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Fund shares in additional shares of that Fund. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.10 The Trust shall make the net asset value per share for each Fund available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time. If the Trust provides the Company with materially incorrect share net asset value information, the Company on behalf of the Account, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of the net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company. In the event that any such material error is the result of the gross negligence of the Trust, or its designated agent for calculating the net asset value, any administrative or other costs or losses incurred for correcting underlying Contract owner accounts shall be at Underwriter’s expense.

1.11. The parties may agree, in lieu of the procedures set forth above in this Article I, to place and settle trades for Fund shares through a clearing corporation. In the event that such a clearing corporation is used, the parties agree to abide by the rules of the clearing corporation.

ARTICLE II.  Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under New York state insurance laws and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

2.2. The Trust represents and warrants that Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of New York and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states, to the extent required by applicable state law.

2.3. The Trust, on behalf of each Fund, represents and warrants that each Fund is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund will maintain such qualification (under Subchapter M or any successor or similar provision) and that the Trust will notify the Company immediately upon having a reasonable basis for believing that any Fund has ceased to so qualify or that any Fund might not so qualify in the future. The

Trust, on behalf of each Fund, represents and warrants that each Fund has complied and will continue to comply with Section 817(h) of the Code and Treasury Regulation 1.817‑5 (or any successor or similar provisions) relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and that the Trust will notify the Company immediately upon having a reasonable basis for believing that any Fund has ceased to so comply or that any Fund might not so comply in the future.

2.4. The Company represents and warrants that the Contracts are currently treated as life insurance policies or annuity contracts, under applicable provisions of the Code and that it will maintain such treatment and that it will notify the Trust immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5. The Trust represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b‑1 under the 1940 Act, it will have a board of trustees, a majority of whom are not interested persons of the Trust, formulate and approve any plan under Rule 12b‑1 to finance distribution expenses.

2.6. The Trust represents that the Trust’s investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of New York and the Trust represents that their respective operations are and shall at all times remain in material compliance with the laws of the State of New York to the extent required to perform this Agreement.

2.7. The Trust represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with the 1940 Act.

2.8. The Underwriter represents and warrants that it is registered with the SEC under the 1934 Act, as a broker/dealer and is a member in good standing of the National Association of Securities Dealers, Inc. (“NASD”), and that it shall remain duly registered in all material respects to the extent required under all applicable federal and state securities laws and that it will perform its obligations for the Trust in compliance in all material respects with the laws of its state of domicile and any applicable state and federal securities laws, including the 1933 Act, the 1934 Act and the 1940 Act.
2.9. The Trust represents and warrants that its directors, officers, employees dealing with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimum coverage as required by Rule 17g‑(1) under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.10. The Company represents and warrants that all of its directors, officers, employees dealing with the money and/or securities of the Trust are and shall continue to be covered by a blanket fidelity bond or similar coverage for the benefit of the Company and the Separate Account in an amount not less than the minimum coverage as required by Rule 17g‑1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11. The Underwriter represents and warrants that the Trust’s investment adviser is and shall remain duly registered under all applicable federal and state securities laws and that the investment adviser shall perform its obligations for the Trust in compliance in all material respects with the laws of the State of New York and any applicable state and federal securities laws.

2.12. Each party represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate, partnership or trust action, as applicable, by such party, and, when so executed and delivered, this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

ARTICLE III.  Prospectuses, Reports to Shareholders and Proxy Statements; Voting

3.1. The Trust or its designee shall provide the Company with as many printed copies of the Trust’s current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies the Trust shall provide camera-ready film or computer diskettes containing the Trust’s prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Trust is amended during the year) to have the prospectus for the Contracts and the Trust’s prospectus printed together in one document, and to have the statement of additional information for the Trust and the statement of additional information for the Contracts printed together in one document. Alternatively, the Company may print the Trust’s prospectus and/or its statement of additional information in combination with other trusts or companies’ prospectuses and statements of additional information, together with the prospectus and/or statement of additional information for the Contracts.

3.2. Except as provided in this Section 3.2., all expenses of printing and distributing Trust prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owners of Contracts in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing and distributing (including, but not limited to, postage and handling costs) shall be borne by the Trust (regardless of whether such documents are printed together with, or separate from, other prospectuses and statements of additional information). If requested by the Company, the Trust will provide camera-ready film or computer diskettes in lieu of printed copies of the Trust’s prospectus and statement of additional information. The Company agrees to provide the Trust or its designee with such information as may be reasonably requested by the Trust to assure that the Trust’s expenses do not include the cost of printing any prospectuses or statements of additional information other than those actually distributed to existing owners of the Contracts.

3.3. The Trust’s statement of additional information shall be obtainable from the Trust, the Company or such other person as the Trust may designate, as agreed upon by the parties.

3.4. The Trust shall provide the Company with copies of its proxy statements, reports to shareholders (annual and semi-annual reports), and other communications (except for prospectuses and statements of additional information, which are covered in section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners. The cost of printing and distributing (including, but not limited to, postage and handling costs) such documents shall be borne by the Trust.

3.5. If and to the extent required by law the Company shall:

(i) solicit voting instructions from Contract owners;

(ii) vote the Fund shares in accordance with instructions received from Contract owners; and

(iii) vote Fund shares for which no instructions have been received in the same proportion as Trust shares of such Fund for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any Account in its own right, to the extent permitted by law. The Trust and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule B attached hereto and incorporated herein by reference. Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in a Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B, which standards will also be provided to the other Participating Insurance Companies.

3.6. The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance with the Securities and Exchange Commission’s interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

3.7. The Trust shall use reasonable efforts to provide Trust prospectuses, reports to shareholders, proxy materials and other Trust communications (or camera-ready equivalents) to the Company sufficiently in advance of the Company’s mailing dates to enable the Company to complete, at reasonable cost, the printing, assembling and distribution of the communications in accordance with applicable laws and regulations.

ARTICLE IV.  Sales Material and Information

4.1. The Company shall furnish, or shall cause to be furnished, to the Underwriter, each piece of sales literature or other promotional material in which the Trust or the Underwriter is named, at least five Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within five Business Days after receipt of such material.

4.2. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee, except with the permission of the Trust.

4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or its separate account(s) or Contracts are named at least five Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within five Business Days after receipt of such material.

4.4. The Trust and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5. The Trust will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Trust or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.6. The Company will provide to the Trust at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in the Trust under the Contracts, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.7. For purposes of this Article IV, the phrase “sales literature or other promotional material” includes, but is not limited to, any of the following that refer to the Trust or any affiliate of the Trust: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.

ARTICLE V.  Fees and Expenses

5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, except that if the Trust or any Fund adopts and implements a plan pursuant to Rule 12b-l to finance distribution expenses or a shareholder servicing plan to finance investor services, then payments may be made to the Company, or to the underwriter for the Contracts, or to other service providers if and in amounts agreed upon by the parties.

5.2. All expenses incident to performance by the Trust under this Agreement shall be paid by the Trust. The Trust shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Trust, in accordance with applicable state laws prior to their sale. The Trust shall bear the expenses for the cost of registration and qualification of Fund shares, preparation and filing of the Trust’s prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), distributing the Trust proxy materials to owners of Contracts, the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of Fund shares.

5.3. The Company shall bear the expenses of distributing the Trust’s prospectus, proxy materials and reports to prospective owners of Contracts issued by the Company. The expenses of distributing such material to existing Contract owners shall be governed by Section 3.2, 3.4 and Schedule B.

ARTICLE VI.  Diversification

6.1. The Trust will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as annuity, endowment or life insurance contracts, whichever is applicable, under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, each Fund has complied and will at all times continue to comply with Section 8 l 7{h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this Article VI by a Fund, the Trust will take all reasonable steps (a) to notify Company of such breach as promptly as possible and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

ARTICLE VII.  Potential Conflicts

7.1. The Board will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Trust. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by Variable Insurance Product owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Fund of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust’s election, to withdraw the affected Account’s investment in the Trust and terminate this Agreement with respect to such Account (at the Company’s expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator’s decision applicable to the Company conflicts with the position of the majority of other state regulators, then the Company will withdraw the affected Account’s investment in the Trust and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the e?(tent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Trust shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Trust.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.

7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

8.1. Indemnification By The Company

8.1(a). The Company agrees to indemnify and hold harmless the Trust and each member of the Board and each officer and employee of the Trust, the Underwriter and each director, officer and employee of the Underwriter, and each person, if any, who controls the Trust, or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, an “Indemnified Parties” and individually, “Indemnified Party,” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Fund shares or the Contracts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or statement of additional information for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Trust for use in the registration statement or prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement- of additional information or sales literature of the Trust not supplied by the Company, or persons under its control and other than statements or representations authorized by the Trust or the Underwriter) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

(iii) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Company; or

(iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.l(b) and 8.l(c) hereof.

8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from the willful misfeasance, bad faith, or gross negligence on the part of any of the Indemnified Parties in the performance of such Party’s duties or by reason of such Party’s reckless disregard of obligations or duties under this Agreement.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Company to such party of the Company’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against-them in connection with the issuance or·sale of the Trust shares or the Contracts or the operation of the Trust.

8.2. Indemnification by the Underwriter

8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, an “Indemnified Parties” and individually, “Indemnified Party,” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of shares of a Fund or the Contracts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Company for use in the registration statement, prospectus, statement of additional information for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature for the Contracts not supplied by the Trust or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the Trust, Underwriter(s) or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust; or

(iv) arise as a result of any material failure by the Trust to provide the services and furnish the materials under the terms of this Agreement, or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Trust or Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities, or litigation incurred or assessed against an Indemnified Party as such may arise from the willful misfeasance, bad faith, or gross negligence on the part of any of the Indemnified Parties in the performance of such Party’s duties or by reason of such Party’s reckless disregard of obligations and duties under this Agreement.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3. Indemnification by the Trust

8.3(a). The Trust agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the “Indemnified Parties” and individually, “Indemnified Party,” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, and are related to the operations of the Trust and:

(i) arise as a result of any material failure by the Trust to provide the services and furnish the materials under the terms of this Agreement; or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

8.3(b). The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement.

8.3(c). The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Trust to such party of the Trust’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company agrees promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Trust.

ARTICLE IX.  Applicable Law

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the substantive laws of the State of Delaware.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exempt1ve Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.  Termination

10.1. This Agreement shall continue in full force and effect until the first to occur of:

(a) termination by any party for any reason by one hundred and eighty (180) days advance written notice delivered to the other parties; or

(b) termination by the Company by written notice to the Trust and the Underwriter with respect to any Fund based upon the Company’s determination that shares of such Fund are not reasonably available to meet the requirements of the Contracts; or

(c) termination by the Company by written notice to the Trust and the Underwriter with respect to any Fund in the event any of the Fund’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d) termination by the Company by written notice to the Trust and the Underwriter in the event that any Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that any Fund may fail to so qualify; or

(e) termination by the Company by written notice to the Trust and the Underwriter in the event that any Fund fails to meet the diversification requirements specified in Article VI hereof or if the Company reasonably believes that any Fund may fail to meet such diversification requirements; or

(f) termination by the Trust by written notice to the Company if the Trust shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, or

(g) termination by the Company by written notice to the Trust and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Trust or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

10.2. Notwithstanding any termination of this Agreement, the Trust shall, at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing, Contracts”). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Trust, redemption of investments in the Trust and investment in the Trust upon the making -of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3. The Company shall not redeem Trust shares attributable to the Contracts (as distinct from Trust shares attributable to the Company’s assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a “Legally Required Redemption”) or (iii) as permitted by an order of the Securities and Exchange Commission pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Trust the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Fund that was otherwise available under the Contracts without first giving the Trust 90 days prior written notice of its intention to do so.

10.4. Notwithstanding any termination of this Agreement, each party’s obligations under Article VIII shall survive.

ARTICLE XI.  Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Rydex Variable Trust
6116 Executive Boulevard, Suite 400
Rockville, MD 20852

If to Underwriter:

Rydex Distributors, Inc.
6116 Executive Boulevard, Suite 400
Rockville, MD 20852

If to the Company:

First Security Benefit Life Insurance and Annuity Company of New York
Attention: Chief Administrative Officer
70 West Red Oak Lane, 4th Floor
White Plains, New York 10604

With a copy, which shall not constitute notice hereunder, to:

Security Benefit Life Insurance Company
Attention: General Counsel
One Security Benefit Place
Topeka, Kansas 66636

ARTICLE XII.  Miscellaneous

12.1. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that an Underwriter may assign its rights under this Agreement (but not its obligations) to any affiliate of or company under common control with the Underwriter.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

FIRST SECURJTY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:	/s/ ROGER K. VIOLA
Name:	Roger K. Viola
Title:	Vice President, Secretary & General Counsel

RYDEX VARIABLE TRUST

By:	/s/ ALBERT P. VIRAGH
Albert P. Viragh
President

RYDEX DISTRIBUTORS, INC.

By:	/s/ ALBERT P. VIRAGH
Albert P. Viragh
President

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Name of Separate Account and Date Established by Board of Directors	From Number and Name of Contract Funded by Separate Account
Variable Annuity Account A January 22, 1996	FSB216

FUNDS OF THE TRUST AVAILABLE UNDER THE AGREEMENT

Rydex Arktos
Rydex Banking
Rydex Basic Materials
Rydex Biotechnology
Rydex Consumer Products
Rydex Electronics
Rydex Energy
Rydex Energy Services
Rydex Financial Services
Rydex Health Care
Rydex Internet
Rydex Large Cap Europe
Rydex Large Cap Japan
Rydex Leisure
Rydex Nova
Rydex OTC
Rydex Precious Metals
Rydex Retailing
Rydex Technology
Rydex Telecommunications
Rydex Transportation
Rydex U.S. Government Money Market
Rydex Ursa
Rydex Utilities
Rydex Medius
Rydex Mekros
Rydex Real Estate
Rydex Sector Rotation
Rydex Titan 500
Rydex U.S. Government Bond
Rydex Velocity 100

SCHEDULE B

PROXY VOTING PROCEDURES

The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting instructions relating to the Trust. Toe defined terms herein shall have the meanings assigned in the Participation Agreement except that the term “Company” shall also include the department or third party assigned by the Company to perform the steps delineated below.

1
The proxy proposals are given to the Company by the Trust as early as possible before the date set by the Trust for the shareholder meeting to enable the Company to consider and prepare for the solicitation of voting instructions from owners of the Contracts and to facilitate the establishment of tabulation procedures. At this time the Trust will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2
Promptly after the Record Date, the Company will perform a “tape run”, or other activity, which will generate the names, addresses and number of units which are attributed to each contract owner/policyholder(the “Customer”) as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers’ accounts as of the Record Date.

Note: The number of proxy statements is determined by the activities described in this Step #2. The Company will use its best efforts to call in the number of Customers to the Trust , as soon as possible, but no later than two weeks after the Record Date.

3
The Trust’s Annual Report must be sent to each Customer by the Company either before or together with the Customers’ receipt of voting, instruction solicitation material. The Trust will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4
The text and format for the Voting Instruction Cards (“Cards” or “Card”) is provided to the Company by the Trust. The Company, at the Trust’s expense, shall produce and personalize the Voting Instruction Cards. The Trust or its affiliate must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

a	name (legal name as found on account registration)
b	address
c	Trust or account number
d	coding to state number of units

e	individual Card number for use in tracking and verification of votes (already on Cards as printed by the Trust).

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5
During this time, the Trust will develop, produce and pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Trust). Contents of envelope sent to Customers by the Company will include:

a	Voting Instruction Card(s)
b	one proxy notice and statement (one document)
c	return envelope (postage pre-paid by the Trust) addressed to the Company or its tabulation agent
d	“urge buckslip” – optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Trust.)
e	cover letter - optional, supplied by Company and reviewed and approved in advance by the Trust

6
The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to the Trust.

7	Package mailed by the Company.
*
The Trust must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including,) the meeting, counting backwards.

8
Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry. Tabulation costs shall be borne by the Trust.

Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company’s internal procedure and has not been required by the Trust in the past.

9	Signatures on Card checked against legal name on account registration which was printed on the Card.

Note: For Example, if the account registration is under “John A. Smith, Trustee,” then that is the- exact legal name to be printed on the Card and is the signature needed on the Card.

10
If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter and a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have been “kicked out” (e.g. mutilated, illegible) of the procedure are “hand verified,” i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11
There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12
The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Trust receives the tabulations stated in terms of a percentage and the number of shares.) The Trust must review and approve tabulation format.

13
Final tabulation in shares is verbally given by the Company to the Trust on the morning of the meeting not later than 10:00 a.m. Eastern time. The Trust may request an earlier deadline if reasonable and if required to calculate the vote in time for the meeting.

14
A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. The Trust will provide a standard form for each Certification.

15
The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, the Trust will be permitted reasonable access to such Cards.

16	All approvals and “signing-off may be done orally, but must always be followed up in writing.

AMENDMENT NUMBER 1 TO PARTICIPATION AGREEMENT

WHEREAS, Rydex Variable Trust (the “Trust”), Rydex Distributors, Inc. (the “Underwriter”) and First Security Benefit Life Insurance and Annuity Company of New York (the “Company”) are parties to a Participation Agreement dated May 1, 2002 (the “Agreement”); and

WHEREAS, terms of the Agreement contemplate that the Funds of the Trust made available under the Agreement may be changed from time to time by amending Schedule A to the Agreement; and

WHEREAS, the parties wish to add certain Funds of the Trust to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

WHEREAS, all other terms of the Agreement shall remain in full force and effect;

NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment Number 1 to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of May 1, 2003.

RYDEX VARIABLE TRUST
/s/ ALBERT P. VIRAGH
By:
Title:

RYDEX DISTRIBUTORS, INC.
/s/ ALBERT P. VIRAGH
By:
Title:

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
/s/ KAL BAKK
By: Kal Bakk
Title: Vice President

May 1, 2003

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Name of Separate Account and Date Established by Board of Directors	Form Number and Name of Contract Funded by Separate Account
Variable Annuity Account A January 22, 1996	FSB 216
Variable Annuity Account B January 22, 1996	FSB234

FUNDS OF THE TRUST AVAILABLE UNDER THE AGREEMENT

Rydex Arktos
Rydex Banking
Rydex Basic Materials
Rydex Biotechnology
Rydex Consumer Products
Rydex Electronics
Rydex Energy
Rydex Energy Services
Rydex Financial Services
Rydex Health Care
Rydex Internet
Rydex Juno
Rydex Large Cap Europe
Rydex Large Cap Japan
Rydex Leisure
Rydex Nova
Rydex OTC
Rydex Precious Metals
Rydex Retailing
Rydex Technology
Rydex Telecommunications
Rydex Transportation
Rydex U.S. Government Money Market
Rydex Ursa
Rydex Utilities
Rydex Medius
Rydex Mekros
Rydex Real Estate
Rydex Sector Rotation
Rydex Titan 500
Rydex U.S. Government Bond
Rydex Velocity 100

AMENDMENT NUMBER 2 TO PARTICIPATION AGREEMENT

WHEREAS, Rydex Variable Trust (the “Trust”), Rydex Distributors, Inc. (the “Underwriter”) and First Security Benefit Life Insurance and Annuity Company of New York (the “Company”) are parties to a Participation Agreement dated May 1, 2002, as amended May 1, 2003 (the “Agreement”); and

WHEREAS, terms of the Agreement contemplate that the Funds of the Trust made available under the Agreement may be changed from time to time by amending Schedule A to the Agreement; and

WHEREAS, the parties wish to add certain Funds of the Trust to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

WHEREAS, all other terms of the Agreement shall remain in full force and effect;

NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment Number 2 to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of July 1, 2003.

RYDEX VARIABLE TRUST
/s/ ROBERT M. STEELE
By: Robert M. Steele
Title: Secretary

RYDEX DISTRIBUTORS, INC.
/s/ ROBERT M. STEELE
By: Robert M. Steele
Title: Vice President

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
/s/ KALMAN BAKK
By: Kalman Bakk
Title: Vice President

July 1, 2003

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Name of Separate Account and Date Established by Board of Directors	Form Number and Name of Contract Funded by Separate Account
Variable Annuity Account A January 22, 1996	FSB 216
Variable Annuity Account B January 22, 1996	FSB234

FUNDS OF THE TRUST AVAILABLE UNDER THE AGREEMENT

Rydex Arktos
Rydex Banking
Rydex Basic Materials
Rydex Biotechnology
Rydex Consumer Products
Rydex Electronics
Rydex Energy
Rydex Energy Services
Rydex Financial Services
Rydex Health Care
Rydex Internet
Rydex Juno
Rydex Large Cap Europe
Rydex Large Cap Japan
Rydex Leisure
Rydex Nova
Rydex OTC
Rydex Precious Metals
Rydex Retailing
Rydex Technology
Rydex Telecommunications
Rydex Transportation
Rydex U.S. Government Money Market
Rydex Ursa
Rydex Utilities
Rydex Medius
Rydex Mekros
Rydex Real Estate
Rydex Sector Rotation
Rydex Titan 500
Rydex U.S. Government Bond
Rydex Velocity 100
CLS AdvisorOne Funds – Amerigo Fund
CLS AdvisorOne Funds - Clermont Fund

AMENDMENT NUMBER 3 TOP ARTICIPATION AGREEMENT

WHEREAS, Rydex Variable Trust (the “Trust”), Rydex Distributors, Inc. (the “Underwriter”) and First Security Benefit Life Insurance and Annuity Company of New York (the “ Company”) are parties to a Participation Agreement dated May 1, 2002, as amended July 1, 2003 (the “Agreement”); and

WHEREAS, terms of the Agreement contemplate that the Fw1ds of the Trust made available under the Agreement may be changed from time to time by amending Schedule A to the Agreement; and

WHEREAS, the parties wish to add certain Funds of the Trust to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

\VHEREAS, all other terms of the Agreement shall remain in full force and effect;

NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment Number 3 to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of December 13, 2004.

RYDEX VARIABLE TRUST
/s/ CARL VERBONCOEUR
By: Carl Verboncoeur
Title: President

RYDEX DISTRIBUTORS, INC.
/s/ CARL VERBONCOEUR
By: Carl Verboncoeur
Title: CEO

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
/s/ KALMAN BAKK
By: Kalman Bakk
Title: Vice President and Chief Marketing Officer

December 13, 2004

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Name of Separate Account and Date Established by Board of Directors
Variable Annuity Account A - January 22, 1996

Form Number and Name of Contract Funded by Separate Account
FSB216 – AdvisorDesigns

Designated Portfolio(s)

Rydex Arktos
Rydex Banking
Rydex Basic Materials
Rydex Biotechnology
Rydex Consumer Products
Rydex Electronics
Rydex Energy
Rydex Energy Services
Rydex Financial Services
Rydex Health Care
Rydex Internet
Rydex Inverse Dynamic Dow 30
Rydex Inverse Mid Cap
Rydex Inverse Small Cap
Rydex Juno
Rydex Large Cap Europe
Rydex Large Cap Growth
Rydex Large Cap Japan
Rydex Large Cap Value
Rydex Leisure
Rydex Long Dynamic Dow 30
Rydex Medius
Rydex Mekros
Rydex Mid Cap Growth
Rydex Mid Cap Value
Rydex Nova
Rydex OTC
Rydex Precious Metals
Rydex Real Estate
Rydex Retailing
Rydex Sector Rotation
Rydex Small Cap Growth
Rydex Small Cap Value
Rydex Technology
Rydex Telecommunications
Rydex Titan 500
Rydex Transportation
Rydex U.S. Government Bond
Rydex U.S. Government Money Market
Rydex Ursa
Rydex Utilities
Rydex Velocity 100
CLS AdvisorOne Funds – Amerigo Fund
CLS AdvisorOne Funds – Clermont Fund

Name of Separate Account and Date Established by Board of Directors
Variable Annuity Account B – January 22, 1996

Form Number and Name of Contract Funded by Separate Account
FSB234 – AdvanceDesigns and FSB236 – SecureDesigns

Designated Portfolio(s)
Rydex Sector Rotation

AMENDMENT NUMBER 4 TO PARTICIPATION AGREEMENT

WHEREAS, Rydex Variable Trust (the “Trust”), Rydex Distributors, Inc. (the “Underwriter”) and First Security Benefit Life Insurance and Annuity Company of New York (the “Company”) are parties to a Participation Agreement dated May 1, 2002, as amended July 1, 2003 and December 13, 2004 (the “Agreement”); and

WHEREAS, terms of the Agreement contemplate that the Funds of the Trust made available under the Agreement may be changed from time to time by amending Schedule A to the Agreement; and

WHEREAS, the parties wish to add certain Funds of the Trust to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

WHEREAS, all other terms of the Agreement shall remain in full force and effect;

NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto..

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment Numbe1 4 to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of September 28, 2005.

RYDEX VARIABLE TRUST
/s/ CARL VERBONCOEUR
By:
Title:

RYDEX DISTRIBUTORS, INC.
/s/ CARL VERBONCOEUR
By:
Title:

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
/s/ THOMAS A. SWANK
By: Thomas A. Swank
Title: VP, CFO and Treasurer

September 28, 2005

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Name of Separate Account and Date Established by Board of Directors
Variable Annuity Account A – January 22, 1996

Form Number and Name of Contract Funded by Separate Account
FSB216 – AdvisorDesigns

Designated Portfolio(s)

Rydex Arktos
Rydex Banking
Rydex Basic Materials
Rydex Biotechnology
Rydex Consumer Products
Rydex Electronics
Rydex Energy
Rydex Energy Services
Rydex Financial Services
Rydex Health Care
Rydex Internet
Rydex Inverse Dynamic Dow 30
Rydex Inverse Mid Cap
Rydex Inverse Small Cap
Rydex Juno
Rydex Large Cap Europe
Rydex Large Cap Growth
Rydex Large Cap Japan
Rydex Large Cap Value
Rydex Leisure
Rydex Long Dynamic Dow 30
Rydex Medius
Rydex Mekros
Rydex Mid Cap Growth
Rydex Mid Cap Value
Rydex Nova
Rydex OTC
Rydex Precious Metals
Rydex Real Estate
Rydex Retailing
Rydex Sector Rotation
Rydex Small Cap Growth
Rydex Small Cap Value
Rydex Technology
Rydex Telecommunications
Rydex Titan 500
Rydex Transportation
Rydex U.S.. Government Bond
Rydex U.S. Government Money Market
Rydex Ursa
Rydex Utilities
Rydex Velocity 100
CLS AdvisorOne Funds – Amerigo Fund
CLS AdvisorOne Funds – Clermont Fund
Rydex Commodities
Rydex Strengthening Dollar
Rydex Weakening Dollar

Name of Separate Account and Date Established by Board of Directors
Variable Annuity Account B – January 22, 1996

Form Number and Name of Contract Funded by Separate Account
FSB234 – AdvanceDesigns and FSB236 – SecureDesigns

Designated Portfolio(s)
Rydex Sector Rotation

AMENDMENT NUMBER 5

TO PARTICIPATION AGREEMENT

Among

RYDEX VARIABLE TRUST,

RYDEX DISTRIBUTORS, INC.,

and

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

WHEREAS, Rydex Variable Trust (the “Trust”), Rydex Distributors, Inc. (the “Underwriter”) and First Security Benefit Life Insurance and Annuity Company of New York (the “Company”) are parties to a Participation Agreement dated May 1, 2002, as amended May 1, 2003, July 1, 2003, December 13, 2004, and September 28, 2005 (the “Agreement”); and

WHEREAS, te1ms of the Agreement contemplate that it may be amended with the mutual agreement of the parties; and

WHEREAS, the parties wish to change the use of the terms “Account,” “Contract,” and “Fund” in such a way that the Accounts, Contracts and Funds need not be listed on Schedule A to the Agreement, but nonetheless, for convenience the parties may determine to list them on Schedule A; and

WHEREAS, capitalized terms used but not defined in this Amendment, shall have the meaning given them in the Agreement; and

WHEREAS, all other terms of the Agreement shall remain in full force and effect;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust and the Underwriter agree to amend the Agreement as follows:

1 The first paragraph of the Agreement is hereby deleted and replaced with the following:

THIS AGREEMENT, made and entered into as of the l ‘ t day of May, 2002 by and among FIRST SECURJTY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK (hereinafter the “Company”), a New York Corporation on its own behalf and on behalf of each Account (defined below), RYDEX VARJABLE TRUST (hereinafter the “Trust”), a Delaware business trust, and RYDEX DISTRIBUTORS, INC. (hereinafter the “Underwriter”), a Maryland corporation.

2 The third recital clause of the Agreement is hereby deleted and replaced with the following:

WHEREAS, beneficial interests in the Trust are divided into several series of interest or shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement (each such series is hereinafter referred to as a “Fund”); and

3 The seventh recital clause of the Agreement is hereby deleted and replaced with the following:

WHEREAS, the Variable Insurance Products issued or that will be issued by the Company (“Contracts”) have been 01 will be registered by the Company under the 1933 Act, unless such Contracts are exempt from registration thereunder; and

4 The eighth recital clause of the Agreement is hereby deleted and replaced with the following:

WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution or under authority of the Board of Directors of the Company to set aside and invest assets attributable to the aforesaid Contracts; and

5 The tenth recital clause of the Agreement is hereby deleted and replaced with the following:

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Funds on behalf of each Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value;

6 Section 1.6 is hereby deleted and replaced with the following:

The Company agrees that purchases and redemptions of Fund shares offered by the then current prospectus of the Trust shall be made in accordance with the provisions of such prospectus, provided however, that the provisions of the then current Fund prospectus will not be deemed to alter any provision of Section I . I or I 5.

7 The following new Section 1..12 is hereby added to the Agreement:

It is agreed that Company, on behalf of an Account, has access under this Agreement to all Funds of the Trust and all share classes thereof (including Funds and share classes created in the future) and that it shall not be necessary to list the Accounts, the Contracts, the Funds or the share classes on Schedule A It is further agreed that a segregated asset account of the Company shall become an “Account” hereunder as of the date such segregated asset account first invests in a Fund.. A series of the Trust shall become a “Fund” hereunder as of the date an Account first invests in such Fund. Notwithstanding the fact that Accounts, Contracts and Funds need not be listed on Schedule A, the parties may, in their discretion and for convenience and ease of reference only, include one or more Accounts, Contracts and Funds on Schedule A from time to time

8 The existing Schedule A is deleted in its entirety and replaced with the accompanying Schedule A.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment Number 5 to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK	By its authorized officer
	By:	/s/ THOMAS A. SWANK
	Name:	Thomas A. Swank

	Title:	Sr VP-CFO
	Date:	12/15/06

RYDEX VARIABLE TRUST	By its authorized officer
	By:	/s/ CARL VERBONCOEUR
	Name:	Carl Verboncoeur
	Title:	CEO
	Date:	12/18/06

RYDEX DISTRIBUTORS, INC	By its authorized officer
	By:	/s/ CARL VERBONCOEUR
	Name:	Carl Verboncoeur
	Title:	CEO
	Date:	12/18/06

Schedule A

Accounts – All Accounts of the Company, including, without limitation:

Separate Account A
Separate Account B

Contracts – All Contracts of the Company, including without limitation:

AdvisorDesigns Variable Annuity
AdvanceDesigns Variable Annuity
SecureDesigns Variable Annuity
EliteDesigns Variable Annuity

Funds – All Funds of the I rust, including without limitation:

FUND	CUSIP #
RVT CLS AdvisorOne Amerigo	783555584
RVT CLS AdvisorOne Berolina	783555378
RVT CLS AdvisorOne Clermont	783555576
Rydex VT Absolute Return Strategies	783555428
Rydex VT Banking	783555881
Rydex VT Basic Materials	783555873
Rydex VT Biotechnology	783555865
Rydex VT Commodities	783555436
Rydex VT Consumer Products	783555857
Rydex VT Dynamic Dow	783555477
Rydex VT Dynamic OTC	783555659
Rydex VT Dynamic Russell 2000®	783555360
Rydex VT Dynamic S&P 500	783555675
Rydex VT Dynamic Strengthening Dollar	783555451
Rydex VT Dynamic Weakening Dollar	783555444
Rydex VT Electronics	783555840
Rydex VT Energy	783555832
Rydex VT Energy Services	783555824
Rydex VT EP Aggressive	783555329
Rydex VT EP Conservative	783555345
Rydex VT EP Moderate	783555337
Rydex VT Europe Advantage	783555725
Rydex VT Financial Services	783555816
Rydex VT Government Long Bond Advantage	783555600
Rydex VT Health Care	783555790
Rydex VT Hedged Equity	783555410
Rydex VT Internet	783555691
Rydex VT Inverse Dynamic Dow	783555469
Rydex VT Inverse Government Long Bond	783555709
Rydex VT Inverse Mid Cap	783555543

Rydex VT Inverse OTC	783555402
Rydex VT Inverse Russell 2000®	783555550
Rydex VT Inverse S&P 500	783555204
Rydex VT Japan Advantage	783555717
Rydex VT Large Cap Growth	783555493
Rydex VT Large Cap Value	783555485
Rydex VT Leisure	783555782
Rydex VT Mid Cap Advantage	783555626
Rydex VT Mid Cap Growth	783555568
Rydex VT Mid Cap Value	783555519
Rydex VT Multi-Cap Core Equity	783555386
Rydex VT Nova	783555105
Rydex VT OTC	783555303
Rydex VT Precious Metals	783555501
Rydex VT Real Estate	783555618
Rydex VT Retailing	783555774
Rydex VT Russell 2000® Advantage	783555634
Rydex VT Sector Rotation	783555592
Rydex VT Small Cap Growth	783555535
Rydex VT Small Cap Value	783555527
Rydex VT Technology	783555766
Rydex VT Telecommunications	783555758
Rydex VT Transportation	783555741
Rydex VT U.S. Government Money Market	783555808
Rydex VT Utilities	783555683

Date: November 20, 2006

Schedule A

Accounts – All Accounts of the Company, including, without limitation:

Separate Account A
Separate Account B

Contracts – All Contracts of the Company, including without limitation:
AdvisorDesigns Variable Annuity
AdvanceDesigns Variable Annuity
SecureDesigns Variable Annuity
EliteDesigns Variable Annuity

Funds – All Funds of the Trust, including without limitation:

FUND	CUSIP #
RVT CLS AdvisorOne Amerigo	783555584
RVT CLS AdvisorOne Berolina	783555378
RVT CLS AdvisorOne Clermont	783555576
Rydex VT Absolute Return Strategies	783555428
Rydex VT Alternative Strategies Allocation	783555295
Rydex VT Banking	783555881
Rydex VT Basic Materials	783555873
Rydex VT Biotechnology	783555865
Rydex VT Commodities	783555436
Rydex VT Consumer Products	783555857
Rydex VT Dynamic Dow	783555477
Rydex VT Dynamic OTC	783555659
Rydex VT Dynamic Russell 2000®	783555360
Rydex VT Dynamic S&P 500	783555675
Rydex VT Dynamic Strengthening Dollar	783555451
Rydex VT Dynamic Weakening Dollar	783555444
Rydex VT Electronics	783555840
Rydex VT Energy	783555832
Rydex VT Energy Services	783555824
Rydex VT EP Aggressive	783555329
Rydex VT EP Conservative	783555345
Rydex VT EP Moderate	783555337
Rydex VT Europe Advantage	783555725
Rydex VT Financial Services	783555816
Rydex VT Government Long Bond Advantage	783555600
Rydex VT Health Care	783555790
Rydex VT Hedged Equity	783555410
Rydex VT High Yield Strategy	783555287
Rydex VT International Rotation	783555311
Rydex VT Internet	783555691

Rydex VT Inverse Dynamic Dow	783555469
Rydex VT Inverse Government Long Bond	783555709
Rydex VT Inverse High Yield Strategy	783555279
Rydex VT Inverse Mid Cap	783555543
Rydex VT Inverse OTC	783555402
Rydex VT Inverse Russell 2000®	783555550
Rydex VT Inverse S&P 500	783555204
Rydex VT Japan Advantage	783555717
Rydex VT Large Cap Growth	783555493
Rydex VT Large Cap Value	783555485
Rydex VT Leisure	783555782
Rydex VT Mid Cap Advantage	783555626
Rydex VT Mid Cap Growth	783555568
Rydex VT Mid Cap Value	783555519
Rydex VT Multi-Cap Core Equity	783555386
Rydex VT Nova	783555105
Rydex VT OTC	783555303
Rydex VT Precious Metals	783555501
Rydex VT Real Estate	783555618
Rydex VT Retailing	783555774
Rydex VT Russell 2000® Advantage	783555634
Rydex VT Sector Rotation	783555592
Rydex VT Small Cap Growth	783555535
Rydex VT Small Cap Value	783555527
Rydex VT Technology	783555766
Rydex VT Telecommunications	783555758
Rydex VT Transportation	783555741
Rydex VT U.S. Government Money Market	783555808
Rydex VT Utilities	783555683

Date: March 20, 2008

AMENDMENT NUMBER 6

TO PARTICIPATION AGREEMENT

Among

RYDEX VARIABLE TRUST,

RYDEX DISTRIBUTORS, INC.,

and

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

WHEREAS, Rydex Variable Trust (the “Trust”), Rydex Distributors, Inc. (the “Underwriter”) and First Security Benefit Life Insurance and Annuity Company of New York (the “Company”) are parties to a Participation Agreement dated May I, 2002, as amended May I, 2003, July 1, 2003, December 13, 2004, September 28, 2005, and December 18, 2006 (the “Agreement”); and

WHEREAS, terms of the Agreement contemplate that it may be amended with the mutual agreement of the parties; and

WHEREAS, 1he Company moved 1he location of its offices from White Plains, New York to Rye Brook, New York in May, 2009; and

WHEREAS, the parties wish to change the jurisdiction in which the Agreement is made; and

WHEREAS, capitalized terms used but not defined in this Amendment, shall have the meaning given them in the Agreement; and

WHEREAS, all other terms of the Agreement shall remain in full force and effect;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust and the Underwriter agree to amend the Agreement as follows:

1. Section 9.1 is hereby deleted and replaced with the following:

This Agreement shall be made pursuant to and shall be governed by, inte1preted under, and the tights of the patties determined in accordance with, the laws of the State of New York

2. Article XI is amended as follows:

If to the Company:

First Security Benefit Life Insurance and Annuity Company of New York

800 Westchester Avenue
Suite 641 North
Rye Brook, NY 10573
Attn:  Chief Administrative Officer

IN WITNESS WHEREOF, each of the patties hereto has caused this Amendment Number 6 to the Agreement to be executed in its name and on its behalf by its duly autho1ized representative as of the date specified below

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK	By its authorized officer
	By:	/s/ JOHN F. FRYE
	Name:	John F. Frye
	Title:	Vice President, Chief Financial Officer and Treasurer
	Date:	2-18-10

RYDEX VARIABLE TRUST	By its authorized officer
	By:	/s/ AMY J. LEE
	Name:	Amy J. Lee
	Title:	VP & Asst. Secr.
	Date:	2-22-2010

RYDEX DISTRIBUTORS, INC.	By its authorized officer
	By:	/s/ KEVIN MCGOVERN
	Name:	Kevin McGovern
	Title:	Vice President
	Date:	2-22-2010

Schedule A

Accounts – All Accounts of the Company, including, without limitation:

Separate Account A
Separate Account B

Contracts – All Contracts of the Company, including without limitation:

AdvisorDesigns Variable Annuity
AdvanceDesigns Variable Annuity
SecureDesigns Variable Annuity
EliteDesigns Variable Annuity

Funds – All Funds of the Trust, including without limitation:

FUND	CUSIP #
Rydex|SGI VT All-Asset Aggressive Strategy	783555329
Rydex|SGI VT All-Asset Conservative Strategy	783555345
Rydex|SGI VT All-Asset Moderate Strategy	783555337
Rydex|SGI VT Alternative Strategies Allocation	783555295
Rydex|SGI VT CLS AdvisorOne Amerigo	783555584
Rydex|SGI VT CLS AdvisorOne Clermont	783555576
Rydex|SGI VT CLS AdvisorOne Select Allocation	783555378
Rydex|SGI VT DWA Flexible Allocation	783555253
Rydex|SGI VT DWA Sector Rotation	783555246
Rydex|SGI VT Managed Futures Strategy	783555261
Rydex|SGI VT Multi-Hedge Strategies	783555428
Rydex|SGI VT U.S. Long Short Momentum	783555592
Rydex VT Banking	783555881
Rydex VT Basic Materials	783555873
Rydex VT Biotechnology	783555865
Rydex VT Commodities Strategy	783555436
Rydex VT Consumer Products	783555857
Rydex VT Dynamic Dow 2x Strategy	783555477
Rydex VT Electronics	783555840
Rydex VT Energy	783555832
Rydex VT Energy Services	783555824
Rydex VT Europe 1.25x Strategy	783555725
Rydex VT Financial Services	783555816
Rydex VT Government Long Bond 1.2x Strategy	783555600
Rydex VT Health Care	783555790
Rydex VT Internet	783555691
Rydex VT Inverse Dow 2x Strategy	783555469
Rydex VT Inverse Government Long Bond 1.2x Strategy	783555709
Rydex VT Inverse Mid Cap Strategy	783555543
Rydex VT Inverse NASDAQ-100® Strategy	783555402

Rydex VT Inverse Russell 2000® Strategy	783555550
Rydex VT Inverse S&P 500 Strategy	783555204
Rydex VT Japan 2x Strategy	783555717
Rydex VT Leisure	783555782
Rydex VT Mid Cap 1.5x Strategy	783555626
Rydex VT NASDAQ-100®	783555303
Rydex VT NASDAQ-100® Strategy	783555659
Rydex VT Nova	783555105
Rydex VT Precious Metals	783555501
Rydex VT Real Estate	783555618
Rydex VT Retailing	783555774
Rydex VT Russell 2000® 1.5x Strategy	783555634
Rydex VT Russell 2000® 2x Strategy	783555360
Rydex VT S&P 500 2x Strategy	783555675
Rydex VT S&P 500 Pure Growth	783555493
Rydex VT S&P 500 Pure Value	783555485
Rydex VT S&P MidCap 400 Pure Growth	783555568
Rydex VT S&P MidCap 400 Pure Value	783555519
Rydex VT S&P SmallCap 600 Pure Growth	783555535
Rydex VT S&P SmallCap 600 Pure Value	783555527
Rydex VT Strengthening Dollar 2x Strategy	783555451
Rydex VT Technology	783555766
Rydex VT Telecommunications	783555758
Rydex VT Transportation	783555741
Rydex VT U.S. Government Money Market	783555808
Rydex VT Utilities	783555683
Rydex VT Weakening Dollar 2x Strategy	783555444

Date: September 19, 2011

January 9, 2014

First Security Benefit Life Insurance and Annuity Company of New York
One Security Benefit Place
Topeka, KS 66636-0001
Attn: Law Department

First Security Benefit Life Insurance and Annuity Company of New York
800 Westchester Avenue
Suite 641 North
Rye Brook, NY 10573
Attn: Chief Administrative Officer

Copy to:
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, KS 66636-0001
Attn: General Counsel

Re: Request for Consent to Assignment of Agreements

Dear Sir or Madam:

I am writing concerning our plans to redomicile one of our mutual funds, SBL Fund, from a Kansas corporation to a Delaware statutory trust, effective on or about April 30, 2014 and merge Guggenheim Distributors, LLC (formerly Rydex Distributors, LLC) into an affiliated broker- dealer, Guggenheim Funds Distributors, LLC, effective on or about March 1, 2014. The foregoing changes require consent of the parties to the agreements listed below:

1.
Participation Agreement dated as of January 1, 2012, by and among Guggenheim Distributors, LLC (formerly known as Rydex Distributors, LLC), SBL Fund and First Security Benefit Life Insurance and Annuity Company of New York

2.	Participation Agreement dated as of May 1, 2002, by and between Guggenheim Distributors, LLC, Rydex Variable Trust and First Security Benefit Life Insurance and Annuity Company of New York

We are seeking your consent pursuant to Section 12.8 of each of the above agreements for Guggenheim Distributors to assign the agreements to Guggenheim Funds Distributors, LLC, effective as of its merger into that entity on or about March 1, 2014 and for SBL Fund to assign the agreement first listed above to Guggenheim Variable Funds Trust, effective upon its redomiciliation into that entity on or about April 30, 2014.

Please sign this letter below to indicate your consent and return a scanned copy to me at amy.lee@guggenheipartners.com, or you may fax to 785.368.1311. Your consent to the assignment will not otherwise change the terms and conditions of the agreements.

We value our relationship with you and would be happy to answer any questions you may have regarding this matter.

Sincerely,

Amy Lee
Vice President and Secretary
Guggenheim Distributors, LLC

Consent of the parties indicated below:

	First Security Benefit Life Insurance and Annuity Company of New York		Guggenheim Distributors, LLC
By:	/s/ CHRIS SWICKARD	By:	/s/ AMY J. LEE
Name:	Chris Swickard	Name:	Amy Lee
Title:	Assistant Secretary	Title:	Vice President and Secretary
Date:	1/10/14	Date:	January 9, 2014

	SBL Fund		Guggenheim Funds Distributors, LLC
By:	/s/ AMY J. LEE	By:	/s/ AMY J. LEE
Name:	Amy Lee	Name:	Amy Lee
Title:	Vice President and Secretary	Title:	Vice President and Secretary
Date:	January 9, 2014	Date:	January 9, 2014

Guggenheim Variable Funds Trust
By:	/s/ AMY J. LEE
Name:	Amy Lee
Title:	Vice President and Secretary
Date:	January 9, 2014